EX-99.(a)(1)


                             QUAKER INVESTMENT TRUST

           INSTRUMENT ESTABLISHING AND DESIGNATING SERIES AND CLASSES


As required by section 6.2 of the Amended and Restated Declaration of Trust ("Trust Document") of Quaker Investment Trust ("QIT"), the following series of QIT and classes thereof have been established and designated by a majority of the Board of Trustees of QIT:

-------------------------------------- ------------------------------ -------------------------------
               SERIES                             CLASSES                 ADDITIONAL RIGHTS AND
                                                                       PREFERENCES NOT INCLUDED IN
                                                                              TRUST DOCUMENT
-------------------------------------- ------------------------------ -------------------------------
Quaker Core Equity Fund                Class A                        None
                                       Class B
                                       Class C
                                       Institutional Class
-------------------------------------- ------------------------------ -------------------------------
                                       Class A
                                       Class B
                                       Class C
Quaker Aggressive Growth Fund          Institutional Class            None
-------------------------------------- ------------------------------ -------------------------------
                                       Class A
                                       Class B
                                       Class C
Quaker Small-Cap Value Fund            Institutional Class            None
-------------------------------------- ------------------------------ -------------------------------
                                       Class A
                                       Class B
                                       Class C
Quaker Fixed Income Fund               Institutional Class            None
-------------------------------------- ------------------------------ -------------------------------
                                       Class A
                                       Class B
                                       Class C
Quaker Small-Cap Growth Fund           Institutional Class            None
-------------------------------------- ------------------------------ -------------------------------
                                       Class A
                                       Class B
                                       Class C
Quaker Capital Opportunities Fund      Institutional Class            None
-------------------------------------- ------------------------------ -------------------------------
                                       Class A
                                       Class B
                                       Class C
Quaker Biotech Pharma-Healthcare Fund  Institutional Class            None
-------------------------------------- ------------------------------ -------------------------------
                                       Class A
                                       Class B
                                       Class C
Quaker Mid-Cap Value Fund              Institutional Class            None
-------------------------------------- ------------------------------ -------------------------------

-------------------------------------- ------------------------------ -------------------------------
               SERIES                             CLASSES                 ADDITIONAL RIGHTS AND
                                                                       PREFERENCES NOT INCLUDED IN
                                                                              TRUST DOCUMENT
-------------------------------------- ------------------------------ -------------------------------
                                       Class A
                                       Class B
                                       Class C
Geewax Terker Core Value Fund          Institutional Class            None
-------------------------------------- ------------------------------ -------------------------------
                                       Class A
                                       Class B
Quaker Intermediate Municipal Bond     Class C
Fund                                   Institutional Class            None
-------------------------------------- ------------------------------ -------------------------------
                                       Class A
                                       Class C
Quaker Small-Cap Trend Fund            Institutional Class            None
-------------------------------------- ------------------------------ -------------------------------


Dated as of: 02/05/04


By:     /s/ Kevin J. Mailey
        -------------------------
        Kevin J. Mailey
        President